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                                                                   Exhibit 10.33

                    ASSIGNMENT OF REAL ESTATE SALE AGREEMENT

         For good and valuable consideration, the receipt of which is hereby acknowledged, BC-GFS LLC, a Delaware limited liability company ("Assignor"), hereby assigns, transfers and sets over to GFS Wellington LLC, a Washington limited liability company ("Assignee"), all of Assignor's right, title and interest with respect to the real property and improvements commonly known as the Wellington Apartments, located in Silverdale, Washington and legally described on Exhibit A attached hereto, under that certain Real Estate Sale Agreement dated July 11, 2002, as amended by that certain Reinstatement and First Amendment dated October _____, 2002 (collectively, the "Agreement"), originally between ERP Operating Limited Partnership, an Illinois limited partnership, EQR-Alderwood Limited Partnership, a Washington limited partnership, and EQR-Wellington, L.L.C., a Delaware limited liability company, as Sellers, and Goodman Financial Services, Inc. ("Goodman") as Purchaser, and assigned by Goodman to Assignor pursuant to that certain Assignment of Real Estate Sale Agreement of even date herewith.

         DATED this __________ day of December, 2002.

         ASSIGNOR:               BC-GFS LLC,
                                 a Delaware limited liability company

                                 By:  GFS Equity Management LLC, a
                                      Washington limited liability company,
                                      its manager


                                      By:
                                         ----------------------------------
                                                 John A. Goodman, Manager

         ASSIGNEE:               GFS WELLINGTON LLC,
                                 a Washington limited liability company

                                 By:  BC-GFS LLC, a Delaware limited liability
                                       company, its manager

                                      By:  GFS Equity Management LLC, a
                                           Washington limited liability company,
                                           its manager


                                           By:
                                               -----------------------------
                                                       John A. Goodman, Manager

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                                    EXHIBIT A

                                LEGAL DESCRIPTION

PARCEL A:
THAT PORTION OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 17, TOWNSHIP 25 NORTH, RANGE 1 EAST, W.M., IN KITSAP COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID NORTHEAST QUARTER OF THE SOUTHEAST QUARTER; THENCE ALONG THE EAST LINE THEREOF SOUTH 0 DEG.44'46" WEST 1320.09 FEET TO THE SOUTHEAST CORNER OF SAID NORTHEAST QUARTER OF THE SOUTHEAST QUARTER; THENCE ALONG THE SOUTH LINE THEREOF 89 DEG.57'49" WEST 677.63 FEET TO THE WEST RIGHT OF-WAY MARGIN OF RANDALL WAY; THENCE ALONG SAID MARGIN AND ALONG A LINE PARALLEL WITH AND 30.00 FEET WEST TO (NORMAL TO) THE NORTH-SOUTH CENTERLINE OF SAID NORTHEAST QUARTER OF THE SOUTHEAST QUARTER NORTH 0 DEG.44'29" EAST 430.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 89 DEG.57'49" WEST
617.66 FEET TO THE WEST LINE OF SAID NORTHEAST QUARTER OF THE SOUTHEAST QUARTER; THENCE ALONG SAID WEST LINE NORTH 0 DEG.44'12" EAST 428.24 FEET TO THE SOUTH LINE OF THE NORTH 28 RODS (462 FEET) OF SAID NORTHEAST QUARTER OF THE SOUTHEAST QUARTER; THENCE ALONG SAID SOUTH LINE NORTH 89 DEG.58'20" EAST 431.70 FEET;THENCE SOUTH 0 DEG.44'29" WEST 195.00 FEET; THENCE NORTH 89 DEG.58'20" EAST
186.00 FEET TO THE WEST RIGHT-OF-WAY MARGIN OF RANDALL WAY; THENCE ALONG SAID MARGIN SOUTH 0 DEG.44'29" WEST 233.15 FEET TO THE TRUE POINT OF BEGINNING;(ALSO KNOWN AS LOT 2 OF KITSAP COUNTY PROPERTY LINE ADJUSTMENT RECORDED UNDER RECORDING NO. 8808170088).
ASSESSORS PARCEL NO. 172501-4-077-2077

PARCEL B:
A NON-EXCLUSIVE EASEMENT FOR INGRESS AND EGRESS CREATED BY INSTRUMENT RECORDED UNDER RECORDING NO. 8809120189, BEING A PORTION OF THE NORTHEAST
QUARTER OF THE SOUTHEAST QUARTER IN SECTION 17, TOWNSHIP 25 NORTH, RANGE 1 EAST, W.M., IN KITSAP COUNTY, WASHINGTON.

PARCEL C:
THAT PORTION OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 17, TOWNSHIP 25 NORTH, RANGE 1 EAST, W.M., IN KITSAP COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID NORTHEAST QUARTER OF THE SOUTHEAST QUARTER; THENCE ALONG THE EAST LINE THEREOF SOUTH 00 DEG.44'46" WEST 1,320.09 FEET TO THE SOUTHEAST CORNER OF SAID NORTHEAST QUARTER OF THE SOUTHEAST QUARTER; THENCE ALONG THE SOUTH LINE THEREOF SOUTH 89 DEG.57'49" WEST 677.63 FEET TO THE WEST RIGHT-OF-WAY MARGIN OF RANDALL WAY AND THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID SOUTH LINE SOUTH 89 DEG.57'49" WEST
617.63 FEET TO THE SOUTHWEST CORNER OF SAID NORTHEAST QUARTER OF THE SOUTHEAST QUARTER; THENCE ALONG THE WEST LINE THEREOF NORTH 00 DEG.44'12" EAST 430.00 FEET; THENCE NORTH 89 DEG.57'49" EAST 617.66 FEET TO SAID WEST RIGHT-

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                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                   (CONTINUED)

OF-WAY MARGIN OF RANDALL WAY; THENCE ALONG SAID MARGIN SOUTH 00 DEG.44'29" WEST
430.00 FEET TO THE TRUE POINT OF BEGINNING;
(BEING KNOWN AS PARCEL B OF KITSAP COUNTY PROPERTY LINE ADJUSTMENT RECORDED UNDER RECORDING NO. 8612220143.)
ASSESSORS PARCEL NO. 172501-4-076-2008